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                                                                    EXHIBIT 99.1






INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 33-48106 and 333-36996 of The John Nuveen Company on Form S-8 of our report dated June 13, 2001, on the consolidated financial statements of Symphony Asset Management, LLC and Subsidiary for the year ended March 31, 2001, appearing in this Current Report on Form 8-K/A of the John Nuveen Company.


/s/ Deloitte & Touche LLP

August 14, 2001
San Francisco, Ca